Exhibit 10.2

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 14, 2021 (this “Agreement”), by and among the undersigned Lenders, ENVIVA PARTNERS, LP, a Delaware limited partnership (the “Administrative Borrower”), ENVIVA, LP, a Delaware limited partnership (the “Subsidiary Borrower” and, together with the Administrative Borrower, the “Borrowers”) and CERTAIN SUBSIDIARIES OF THE ADMINISTRATIVE BORROWER, as Guarantors, and acknowledged by BARCLAYS BANK PLC (“Barclays”), as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 9, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to giving effect to this Agreement, the “Existing Credit Agreement”), by and among the Borrowers and the Lenders party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, and the other Persons party thereto.

WHEREAS, each of the parties hereto has agreed to amend the Existing Credit Agreement in the manner set forth in Section 2 hereof subject to the terms and conditions set forth herein.

WHEREAS, each Loan Party party hereto expects to realize substantial direct and indirect benefits as a result of this Agreement becoming effective and agrees to reaffirm its obligations pursuant to the Amended Credit Agreement, the Security Documents and the other Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.            Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Sections 1.02 of the Amended Credit Agreement also apply to this Agreement, mutatis mutandis, as if fully set forth herein.

2.            Amendment. Each of the parties hereto agrees that, on and as of the Seventh Amendment Effective Date and subject to the terms and conditions set forth in this Agreement, the Existing Credit Agreement shall be amended as follows (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”):

(i)           The definition of “Change in Control” Section forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Change in Control” shall mean the occurrence of any of the following:

(a)            prior to the Corporate Conversion, a majority of the seats (other than vacant seats) on the board of directors or managers of the General Partner (or if the General Partner does not have a board of directors or managers, of the entity controlling the General Partner that has a board of directors or managers) shall at any time be occupied by Persons who were neither (i) appointed or nominated by a Riverstone Entity or the Administrative Borrower nor (ii) appointed or nominated by a majority of the directors or managers of the General Partner (or if the General Partner does not have a board of directors or managers, of the entity controlling the General Partner that has a board of directors or managers) so appointed or nominated;

(b)            prior to the Corporate Conversion, the Riverstone Entities or the Administrative Borrower shall fail to Beneficially Own, directly or indirectly, equity interests representing more than 50% of (i) the aggregate ordinary voting power represented by the issued and outstanding equity interests of the General Partner or (ii) the economic interests represented by the issued and outstanding equity interests of the General Partner;

(c)            following the occurrence of the Partnership Consolidation, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Riverstone Entities becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, directly or indirectly, of thirty-five percent (35%) or more of the equity interests of the Administrative Borrower entitled to vote for members of the board of directors or equivalent governing body of the Administrative Borrower on a fully-diluted basis;

(d)           prior to the Corporate Conversion, the General Partner shall cease to be the sole general partner of the Administrative Borrower or shall fail to directly Beneficially Own (free and clear of all Liens other than Permitted Equity Liens) 100% of the general partner interests in the Administrative Borrower;

(e)            the Administrative Borrower shall cease to Beneficially Own, directly or indirectly, equity interests representing 100% of both (i) the aggregate ordinary voting power represented by the issued and outstanding equity interests of the Subsidiary Borrower and (ii) the economic interests represented by the issued and outstanding equity interests of the Subsidiary Borrower; or

(f)           a “Change in Control” or similar event shall occur and be continuing under any Material Indebtedness of the Administrative Borrower or any Restricted Subsidiary.”

(ii)         Section 1.01 of the Existing Credit Agreement is hereby further amended to add the following definition in the appropriate alphabetical order:

“Corporate Conversion” shall mean the conversion of the Administrative Borrower from a partnership to a corporation pursuant to applicable Delaware law.

“Partnership Consolidation” shall mean the earlier to occur of (a) the Corporate Conversion and (b) the General Partner becoming a direct or indirect Wholly Owned Subsidiary of the Administrative Borrower.

3.            Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that, as of the date hereof:

a.	such Loan Party (i) has the organizational power and authority to execute, deliver and carry out the terms of this Agreement, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and (iii) has duly executed and delivered this Agreement;

b.	this Agreement and the Amended Credit Agreement constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

c.	the representations and warranties of each Loan Party set forth in Article III of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations were true and correct in all material respects as of such earlier date; and

d.	immediately before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

4.            Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (the first date on which all such conditions are satisfied, the “Seventh Amendment Effective Date”):

a.	Execution of this Agreement. The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers, each other Loan Party and Lenders collectively constituting the Required Lenders.

b.	Payment of Fees and Expenses. The Borrowers shall have paid (or caused to be paid), to the extent invoiced at least three (3) Business Days prior to the Seventh Amendment Effective Date, all costs, fees and expenses of Barclays (including, without limitation, legal fees and expenses) required to be paid by the Borrowers.

5.            Reaffirmations.

a.	Each Loan Party, subject to the terms and limits contained in the Amended Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Guarantee and Collateral Agreement and other Security Documents. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment of the Existing Credit Agreement effected pursuant to this Agreement. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Agreement and that its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

b.	Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement), subject to the terms contained in the applicable Loan Documents and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Loan Document to which it is a party.

6.            Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.08 of the Amended Credit Agreement.

7.           Entire Agreement. This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

8.            Effect of the Amendment. On and after the Seventh Amendment Effective Date, (i) each reference to the “Credit Agreement” in any Loan Document shall be deemed to be a reference to the Amended Credit Agreement, (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement, and (iii) this Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. Except as expressly provided in this Agreement, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of the Existing Credit Agreement.

9.            GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

10.           Miscellaneous. The provisions of Sections 9.11 and 9.15 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

11.           Severability. In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

12.           Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation amendments, waivers and consents) shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

CITIBANK, N.A., as a Lender

By:	/s/ Ashwani Khubani
Name:	Ashwani Khubani
Title:	Managing Director / Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

AMERICAN AGCREDIT, PCA, as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

GreenStone Farm Credit Services, ACA, as a Lender

By:	/s/ Shane Prichard
Name:	Shane Prichard
Title:	VP of Capital Markets

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Steven J. O’Shea
Name:	Steven J. O’Shea
Title:	Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Northwest Farm Credit Services, as a Lender

By:	/s/ Kaylee Leep
Name:	Kaylee Leep
Title:	Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Goldman Sachs Bank USA, as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

HSBC Bank USA, National Association, as a Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Senior Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Royal Bank of Canada, as a Lender

By:	/s/ Mark W. Condon
Name:	Mark W. Condon
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Farm Credit East, ACA, as a Lender

By:	/s/ Eric W. Pohlman
Name:	Eric W Pohlman
Title:	Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

Bank of Montreal, Chicago Branch, as a Lender

By:	/s/ Darren Thomas
Name:	Darren Thomas
Title:	Director

[Signature Page to Seventh Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Devin Roccisano
Name:	Devin Roccisano
Title:	Executive Director

[Signature Page to Seventh Amendment to Credit Agreement]

ENVIVA PARTNERS, LP
By:	ENVIVA PARTNERS, GP, LLC, its general partner

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA, LP
By:	ENVIVA GP, LLC, as its sole general partner

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

GUARANTORS:

ENVIVA GP, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PARTNERS FINANCE CORP

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS HOLDINGS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS HOLDINGS SUB, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

ENVIVA ENERGY SERVICES, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS AMORY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS COTTONDALE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

ENVIVA PELLETS NORTHAMPTON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS SAMPSON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS SOUTHAMPTON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

ENVIVA PORT OF PANAMA CITY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF SAVANNAH, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF WILMINGTON, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD HOLDINGS II, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

ENVIVA PELLETS GREENWOOD HOLDINGS, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS LUCEDALE, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF PASCAGOULA, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

ENVIVA DEVELOPMENT FINANCE COMPANY, LLC

By:	/s/ Shai S. Even
	Name:	Shai S. Even
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement]

Acknowledged:

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

[Signature Page to Seventh Amendment to Credit Agreement]